UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2011

Florida Bank Group, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-53813

Florida	20-8732828
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

201 N. Franklin Street

Suite 2800

Tampa, FL 33602

(Address of principal executive offices, including zip code)

(813) 367-5270

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 28, 2011, the appointment of Mr. Gary J. Ward as Chief Administrative Officer (“CAO”) and Executive Vice President of Florida Bank Group, Inc. (the “Company”) and his appointment as a member of the Board of Directors of Florida Bank, a wholly-owned subsidiary of the Company, became effective. As CAO, Mr. Ward will oversee Human Resources, Marketing, Business Planning and Internal Management Reporting, and will report directly to the Chief Executive Officer of the Company.

Mr. Ward, 52, joined the Company in January 2010. Prior to joining the Company, he served as Executive Vice President, Branch Expansion and Marketing Director at Regions Bank in Tampa, Florida from 2006 to 2009. Mr. Ward worked for AmSouth Bank in Tampa from 2002 until its merger with Regions Bank in 2006 as Executive Vice President and State Financial Manager. Mr. Ward came to Florida in 1997 as Chief Financial Officer of INVEST Financial Corp., a national distributor of brokerage services, also serving as CAO until they were acquired by National Planning Holdings (NPH), a broker dealer holding company headquartered in Santa Monica, California. He served as Chief Financial Officer of NPH in 2001. Mr. Ward’s career began with First American National Bank headquartered in Nashville, Tennessee serving in a variety of financial, strategic planning, retail services and marketing roles. He received his B.S. in Accounting with honors from the University of Tennessee in Knoxville.

Item 5.07. Submission of Matters to a Vote of Security Holders

At the 2011 Annual Meeting held on April 27, 2011, the Company’s shareholders voted on the following:

(1) Election of the below-named nominees to the Board of Directors of the Company:

	Number of Votes
Nominee	FOR	Withheld
N. Troy Fowler	8,426,457	964,305
Thomas E. Gibbs	8,597,504	793,258
Paul Johan	8,597,504	793,258
Lewis S. Lee, Jr.	8,597,504	793,258
D. Scott Luttrell	8,597,504	793,258
Susan Martinez	8,597,504	793,258
Lisa Smithson	8,597,504	793,258
Charles Tomm	8,597,504	793,258
Robert Rothman	8,583,580	807,182

Nominees were elected, with an average of 91% of shares voted cast for approval.

(2) Approval of an increase in the Company’s authorized shares of common stock from 50,000,000 to 250,000,000 shares.

Number of Votes FOR	Number of Votes Against	Abstentions	Broker Non-Votes
8,421,300	963,462	6,000	—

Matter approved by shareholders with 90% of shares voted cast in favor of the proposal.

(3) Approval of an advisory (non-binding) proposal on executive compensation.

Number of Votes FOR	Number of Votes Against	Abstentions	Broker Non-Votes
8,570,770	806,427	13,565	—

Matter approved by shareholders with 91% of shares voted cast in favor of the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Florida Bank Group, Inc.

Date: May 3, 2011	By:	/s/ John Garthwaite
John Garthwaite
Chief Financial Officer